UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

First Capital Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-33543	11-3782033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Cox Road, Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 273-1160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 1, 2015, First Capital Bancorp, Inc. (“First Capital”) and Park Sterling Corporation (“Park Sterling”) announced that they had entered into an Agreement and Plan of Merger, dated as of September 30, 2015 (the “Merger Agreement”), pursuant to which First Capital will merge with and into Park Sterling, with Park Sterling continuing as the surviving entity (the “Merger”).

Under the Merger Agreement, each outstanding share of First Capital’s common stock, except for shares owned by First Capital, Park Sterling or any of their respective wholly owned subsidiaries (other than shares held in trust or managed accounts), will be converted into the right to receive either (i) $5.54 in cash, (ii) 0.7748 shares of Park Sterling’s common stock or (iii) a combination thereof, as elected by First Capital’s shareholders. This election is subject to the limitation that no more than 30% of the shares of First Capital common stock be exchanged for cash. The Merger Agreement contains a proration provision to effect this limitation. Cash will also be paid in lieu of fractional shares. The exchange of First Capital shares for Park Sterling shares is expected to qualify as a tax-free transaction. First Capital estimates that, as of the date of this report, the total value of the consideration payable by Park Sterling in connection with the Merger, including the shares of Park Sterling common stock to be issued, will be approximately $82.5 million. Immediately after the effective time of the Merger, Park Sterling intends to merge First Capital Bank, a wholly owned subsidiary of First Capital, with and into Park Sterling Bank, a wholly owned subsidiary of Park Sterling, with Park Sterling Bank as the surviving institution in such merger.

In addition, under the Merger Agreement, (i) each award of options to purchase shares of First Capital common stock will be converted into the right to receive merger consideration consisting of (A) with respect to each option with an exercise price less than $5.54, cash, and (B) with respect to each option with an exercise price equal to or greater than $5.54, converted options to purchase shares of Park Sterling’s common stock at the exchange ratio of 0.7748 Park Sterling shares for each share of First Capital common stock underlying such option award and (ii) each share of First Capital restricted stock will automatically vest such that each holder of First Capital restricted stock will be entitled to receive 100% of the merger consideration for such holder’s shares. Also, each warrant to purchase First Capital common stock will be converted into the right to receive either (i) $1.77 in cash, (ii) 0.24755 shares of Park Sterling’s common stock or (iii) a combination thereof, as elected by the holders of such First Capital warrants. This election is subject to the limitation that no more than 30% of the warrants to purchase First Capital common stock be exchanged for cash. The Merger Agreement contains a proration provision to effect this limitation.

The Merger Agreement is included as Exhibit 2.1 to this current report and contains customary representations and warranties that First Capital and Park Sterling made to each other regarding, among other things, corporate organization, capitalization, authority, regulatory matters, financial statements, legal proceedings, compliance with law and employee matters. These representations and warranties were made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger, (c) are subject to the materiality standard contained in Section 9.2 of the Merger Agreement, which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) may have been included in the Merger Agreement for the purpose of allocating risk between First Capital and Park Sterling rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding First Capital, Park Sterling or their respective businesses.

The completion of the Merger, which is currently anticipated to occur in the first quarter of 2016, is subject to customary closing conditions, including regulatory approval and approval by the holders of a majority of the outstanding shares of First Capital common stock. First Capital has agreed to various customary covenants and agreements, including, among others, agreements to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Merger and not to engage in certain kinds of transactions during this period.

First Capital has agreed to call a meeting of its shareholders for the purpose of obtaining the requisite shareholder approval required in connection with the Merger. First Capital has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.

The Merger Agreement contains certain termination rights for each of First Capital and Park Sterling and provides that, upon termination of the Merger Agreement under specified circumstances, First Capital will be required to pay Park Sterling a termination fee of $3,250,000 and up to $500,000 in respect of Park Sterling’s out-of-pocket legal, due diligence and consulting expenses.

In connection with the Merger Agreement, each of First Capital’s directors has executed a support agreement with Park Sterling pursuant to which, among other things, such individual has agreed that he or she (a) will vote his or her shares of First Capital common stock in favor of the Merger and against an alternative business combination and (b) will not sell or transfer any shares of First Capital common stock. The form of support agreement is attached as Exhibit B to the Merger Agreement.

Under the Merger Agreement, following consummation of the Merger, each of Grant S. Grayson, a current member of First Capital’s board of directors, and one other individual to be designated mutually by Park Sterling and First Capital who is then serving on First Capital’s board of directors will be appointed to serve on Park Sterling’s board of directors. Additionally, following the consummation of the Merger, Park Sterling has agreed to use all reasonable efforts to create an advisory board to support its business in the Richmond, Virginia market and extend invitations of membership to the advisory board to all non-employee directors serving on First Capital’s board at the effective time of the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding First Capital, Park Sterling and the Merger that will be contained in, or incorporated by reference into, the proxy statement/prospectus that First Capital and Park Sterling will be filing in connection with the Merger, as well as in the Forms 10-K, 10-Q and 8-K, as applicable, and other filings that each of First Capital and Park Sterling, respectively, make with the Securities and Exchange Commission (“SEC”).

Additional Information About the Merger and Where To Find It

In connection with the Merger, Park Sterling will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of First Capital that also constitutes a prospectus of Park Sterling (the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed merger. Investors are strongly urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed Merger when they become available and other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information regarding the proposed Merger.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about First Capital and Park Sterling, may be obtained after their filing at the SEC’s website (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of First Capital and Park Sterling at www.1capitalbank.com and www.parksterlingbank.com.

Participants in Solicitation

First Capital and Park Sterling and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of First Capital and Park Sterling and other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information about First Capital’s executive officers and directors can be found in First Capital’s definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 15, 2015. Information about Park Sterling’s executive officers and directors can be found in Park Sterling’s definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 13, 2015. Free copies of these documents can be obtained from the sources indicated above.

This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This current report contains, and First Capital and Park Sterling and their respective management may make, certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” “goal,” “target” and similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Park Sterling; the risk that a closing condition to the merger may not be satisfied; synergies and other financial benefits from the proposed merger may not be realized within the expected time frames; costs or difficulties related to closing and/or integration matters might be greater than expected; inability to obtain governmental approvals of the combination on the proposed terms and schedule; failure of First Capital’s shareholders to approve the merger; failure of Park Sterling to raise the necessary funds to satisfy the cash component of the merger consideration; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to First Capital or Park Sterling; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company’s ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of de novo branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve targeted adjusted noninterest expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of First Capital or Park Sterling, other uses of capital, either company’s financial performance, market conditions generally, and future actions by the boards of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on First Capital’s or Park Sterling’s financial statements; and either management’s ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of First Capital’s or Park Sterling’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and First Capital and Park Sterling undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Item 7.01	Regulation FD Disclosure.

On October 1, 2015, Park Sterling will hold an investor conference call concerning the Merger, on which members of the management of First Capital may participate. A copy of the slide package prepared for use by Park Sterling for this presentation is furnished as Exhibit 99.1. All of the information in the presentation is presented as of October 1, 2015, and neither First Capital nor Park Sterling assumes any obligation to update such information in the future.

The information included in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On October 1, 2015, First Capital and Park Sterling issued a joint press release relating to the Merger Agreement. A copy of the joint press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger dated as of September 30, 2015 by and between Park Sterling Corporation and First Capital Bancorp, Inc.*

99.1	Slide package prepared for use in connection with investor conference call to be held on October 1, 2015.

99.2	Joint Press Release of Park Sterling Corporation and First Capital Bancorp, Inc.

*	Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to this agreement have been omitted. First Capital hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted schedules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2015

FIRST CAPITAL BANCORP, INC.

By:	/s/ John M. Presley
John M. Presley
Chief Executive Officer and
Managing Director

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger dated as of September 30, 2015 by and between Park Sterling Corporation and First Capital Bancorp, Inc.*

99.1	Slide package prepared for use in connection with investor conference call to be held on October 1, 2015.

99.2	Joint Press Release of Park Sterling Corporation and First Capital Bancorp, Inc.

*	Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to this agreement have been omitted. First Capital hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted schedules.